Fees Summary	Jun. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,237,335,500.00
Previously Paid Amount	0.00
Total Fee Amount	342,536.06
Total Offset Amount	0.00
Net Fee	$ 342,536.06
Final Prospectus	false